Exhibit 99.1

LETTER OF TRANSMITTAL

With respect to the Exchange Offers Regarding the

11.50% Senior Notes due 2017 of Guitar Center, Inc.

and

14.09% Senior PIK Notes due 2018 of Guitar Center Holdings, Inc.

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2011 (THE “EXPIRATION DATE”), UNLESS EXTENDED BY GUITAR CENTER, INC. OR GUITAR CENTER HOLDINGS, INC., AS APPLICABLE.  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N.A.

By Registered Mail or Overnight Carrier:	Facsimile Transmission: (for eligible institutions only)	By Hand Delivery:

Bank of New York Mellon Corporation Corporate - Reorganization Unit 480 Washington Boulevard - 27th Floor Jersey City, NJ 07310	(212) 298-1915	Bank of New York Mellon Corporation Corporate - Reorganization Unit 480 Washington Boulevard - 27th Floor Jersey City, NJ 07310

Attention: Carolle Montreuil	For information or to Confirm by Telephone: (212) 815-5920	Attention: Carolle Montreuil

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges receipt of the prospectus, dated                    , 2011 (as it may be amended or supplemented from time to time, the “Prospectus”), of Guitar Center, Inc. (“Guitar Center”) and Guitar Center Holdings, Inc. (“Holdings” and,  together with Guitar Center, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the offers to exchange (the “Exchange Offers”) (i) up to $375,000,000 aggregate principal amount of outstanding 11.50% Senior Notes due 2017 of Guitar Center (together with the guarantees thereof, the “Old Senior Notes”), for a like aggregate principal amount of 11.50% Senior Notes due 2017, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), of Guitar Center (together with the guarantees thereof, the “Senior Exchange Notes”), and (ii) up to $564,672,894 aggregate principal amount of outstanding 14.09% Senior PIK Notes due 2018 of Holdings (the “Old PIK Notes”), for a like aggregate principal amount of 14.09% Senior PIK Notes due 2018, which have been registered under the Securities Act, of Holdings (the “Senior PIK Exchange Notes”).  We collectively refer to (a) the Old Senior Notes and the Old PIK Notes as the “Old Notes,” (b) the Senior Exchange Notes and the Senior PIK Exchange Notes as the “Exchange Notes” and (c) the Old Notes and the Exchange Notes as the “notes.”

Unless the context otherwise requires, for purposes of this Letter of Transmittal, the term “holder” means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company (“DTC”). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

The terms of the applicable Exchange Notes and the applicable Old Notes are identical in all respects, except that, because the Exchange Notes will have been registered under the Securities Act, they will not be subject to transfer restrictions, registration rights and the related provisions for increased interest if we default under the applicable Registration Rights Agreements.

Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent, whose address and telephone number appear on the front page of this Letter of Transmittal.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

11.50% Senior Notes due 2017:

Name(s) And Address(es) of Registered Holder(s) Exactly as They Appear on the Old Senior Notes (Please Fill In)	Certificate or Registration Number(s)*	Aggregate Principal Amount Being Represented**	Aggregate Principal Amount Tendered**

Total principal amount of Old Senior Notes

14.09% Senior PIK Notes due 2018:

Name(s) And Address(es) of Registered Holder(s) Exactly as They Appear on the Old PIK Notes (Please Fill In)	Certificate or Registration Number(s)*	Aggregate Principal Amount Represented**	Aggregate Principal Amount Tendered**

Total principal amount of Old PIK Notes

*  Need not be completed by holders delivering by book-entry transfer (see below).

**  Old Notes may be tendered in whole or in part in minimum denominations of $2,000 and integral multiples of $1.00 in excess thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

Please read this entire Letter of Transmittal carefully before completing the boxes below.

☐                                   Check here if certificates for tendered Old Notes are enclosed herewith.

☐                                   Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐                                   Check here if you tendered by book-entry transfer and desire any non-exchanged notes to be returned to you by crediting the book-entry transfer facility account number set forth above.

Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the applicable Exchange Offer must transmit their acceptances to

DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.  Each DTC participant transmitting an acceptance of an Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the applicable Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offers by submitting a Notice of Guaranteed Delivery through ATOP.

Use of Guaranteed Delivery
(See Instruction 1)

To be completed only if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent. Complete the following (please enclose a photocopy of such Notice of Guaranteed Delivery):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Guarantor Institution that Guaranteed Delivery:

If Delivered By Book-Entry Transfer, Complete The Following:

Name of Tendering Institution:

Account Number at DTC:

Transaction Code Number:

Broker-Dealer Status

☐                                    Check here if you are a broker-dealer that acquired your tendered Old Notes for your own account as a result of market-making or other trading activities and wish to receive 10 additional copies of the Prospectus and any amendments or supplements thereto.

Name:

Address:

Note: signatures must be provided below

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to Guitar Center or Holdings, as applicable, the principal amount of the Old Notes indicated above.  Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Guitar Center or Holdings, as applicable, all right, title and interest in and to such Old Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers in connection with the Exchange Offers), with full power of substitution and resubstitution to (1) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Old Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers; (2) present and deliver such Old Notes for transfer on the books of the Issuers; and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed an irrevocable power coupled with an interest.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under, (i) with respect to Guitar Center, the Exchange and Registration Rights Agreement, among Guitar Center, the note guarantors named therein and the holders of the Old Senior Notes, and (ii) with respect to Holdings, the Exchange and Registration Rights Agreement, between Holdings and the holders of the Old PIK Notes, each dated as of August 7, 2008 (together, the “Registration Rights Agreements”), and that the Issuers, as applicable, shall have no further obligations or liabilities thereunder.  The undersigned will comply with its obligations under the Registration Rights Agreements, as applicable.

The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption “Exchange Offers—Conditions to the Exchange Offers.” As a result of these conditions (which may be waived, in whole or in part, by the Issuers in their sole discretion), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offers.  In addition, the Issuers may amend the Exchange Offers at any time prior to the Expiration Date if any of the conditions set forth under “Exchange Offers—Conditions to the Exchange Offers” occur.

Tenders of Old Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuers’ acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offers. Under circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Old Notes.

By tendering Old Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired pursuant to the Exchange Offers are being acquired in the ordinary course of business of the undersigned, (2) the undersigned is not engaging in and does not intend to engage in a distribution of such Exchange Notes within the meaning of the federal securities laws, (3) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (4) the undersigned is not an “affiliate” of Guitar Center or Holdings within the meaning of Rule 405 under the Securities Act and (5) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.  If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Any holder of Old Notes using the Exchange Offers to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, administrators, trustees in bankruptcy and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior 5:00 p.m., New York City time, on the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Old Notes” above and signing this letter and delivering such notes and this Letter of Transmittal to the Exchange Agent, will be deemed to have tendered the Old Notes as set forth in such box.

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) OR AN AGENT’S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE SIGN HERE

To Be Completed By All Tendering Holders of Old Notes Regardless of Whether Old Notes
Are Being Physically Delivered Herewith, unless an Agent’s Message Is Delivered in Connection with a Book-Entry Transfer of Such Old Notes

(Please Complete and Return Substitute Form W-9 Herein)

This Letter of Transmittal must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.  If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Exchange Agent of such person’s authority to so act.  See Instruction 5 below.

If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign a valid power of attorney.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Dated

Name(s)

Capacity (full title)

Address
Including Zip Code

Telephone Number (Including Area Code)

Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE (If required — see Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated

SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4 through 7)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offers are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Old Notes” within this Letter of Transmittal.

Issue:	☐ Exchange Notes	☐ Old Notes
(Complete as applicable)

Name(s)
(Please Print)

Address
(Please Print)

(Zip Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 Herein)

Credit Old Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:

☐	The Depository Trust Company

☐

☐	Account Number

Credit Exchange Notes issued pursuant to the Exchange Offers by book-entry transfer to:

☐	The Depository Trust Company

☐

☐	Account Number

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 through 7)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Old Notes” within this Letter of Transmittal.

Deliver:	☐ Exchange Notes	☐ Old Notes
(Complete as applicable)

Name
(Please Print)

Address
(Please Print)

(Zip Code)

Is this a permanent address change:

☐ Yes	☐ No (check one box)

INSTRUCTIONS TO LETTER OF TRANSMITTAL
Forming Part of the Terms and Conditions
of the Exchange Offers

1.             Delivery of this Letter of Transmittal and Old Notes. This Letter of Transmittal is to be completed by holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith, or, unless an Agent’s Message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under “Exchange Offers—Procedures for Tendering Old Notes.” For a holder to properly tender Old Notes pursuant to the Exchange Offers, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted Agent’s Message in the case of a book-entry transfer, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, and either (1) certificates representing such Old Notes must be received by the Exchange Agent at its address or (2) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under “Exchange Offers—Procedures for Tendering Old Notes” and a book-entry confirmation must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. A holder who desires to tender Old Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents to the Exchange Agent is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent.  If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service are recommended.  In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent prior to the Expiration Date.  Holders may request their broker, dealer, commercial bank, trust company or other nominee to effect these transactions for such holder.  Holders should not send any Old Note, Letter of Transmittal or other required document to the Issuers.

If a holder desires to tender Old Notes pursuant to the Exchange Offers and (1) certificates representing such Old Notes are not immediately available, (2) time will not permit such holder’s Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or (3) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed prior to 5:00 p.m., New York City time, on the Expiration Date, such holder may nevertheless tender such Old Notes with the effect that such tender will be deemed to have been received prior to 5:00 p.m., New York City time, on the Expiration Date if the guaranteed delivery procedures set forth in the Prospectus under “Exchange Offers—Procedures for Tendering Old Notes” are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined in Instruction 2 below), (2) a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Issuers herewith, or an Agent’s Message with respect to a guaranteed delivery that is accepted by the Issuers, must be received by the Exchange Agent prior to prior to 5:00 p.m., New York City time, on the Expiration Date, and (3) the certificates for the tendered Old Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such Old Notes into the Exchange Agent’s account at DTC as described in the Prospectus) together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted Agent’s Message, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the execution of the Notice of Guaranteed Delivery.

Each tendering holder, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.             Guarantee of Signatures. Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; and savings associations) unless the Old Notes tendered hereby are tendered (1) by a registered holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed any of the boxes entitled “Special Registration Instructions” or “Special Delivery Instructions,” on the Letter of Transmittal, or (2) for the account of an “eligible guarantor institution.” If the Old Notes are registered in the name of a person other than the person who signed the Letter of Transmittal or if Old Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Old Notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed as described above.

3.             Withdrawal of Tenders. Except as otherwise provided in the Prospectus, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which tenders of the Old Notes are irrevocable. For a withdrawal of tendered Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the Old Notes to be withdrawn, (2) identify the Old Notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such Old Notes (unless such Old Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Old Notes, (3) include a statement that such holder is withdrawing its election to have such Old Notes exchanged, and (4) be signed by the holder of such Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing such Old Notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder.  If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.  The Exchange Agent will return the properly withdrawn Old Notes as promptly as practicable following receipt of notice of withdrawal.

Any permitted withdrawal of Old Notes may not be rescinded. Any Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offers. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offers—Procedures for Tendering Old Notes” in the Prospectus at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

4.             Partial Tenders. Tenders of Old Notes pursuant to the Exchange Offers will be accepted only in principal amounts of at least U.S. $2,000 and in integral multiples of U.S. $1.00 in excess thereof.  If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount of Old Notes tendered in the last column of the box entitled “Description of Old Notes” herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, certificates for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Expiration Date.

5.             Signature on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the registered holder(s), and the certificates for any principal amount of Old Notes not tendered are to be issued (or if any principal amount of Old Notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Old Notes in connection with the Exchange Offers are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder(s) must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power in form satisfactory to the Issuers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution. See Instruction 2.

Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 2.

If this Letter of Transmittal or any certificates representing Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

6.             Special Registration and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or Exchange Notes exchanged for Old Notes in connection with the Exchange Offers are to be issued or sent, if different from the name(s) and address(es) of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number or social security number of the person named must also be indicated. If no instructions are given, Old Notes not tendered will be returned to the registered holder of the Old Notes tendered. For holders of Old Notes tendered by book-entry transfer, Old Notes not tendered will be returned by crediting the account at DTC designated above.

7.             Taxpayer Identification Number and Substitute Form W-9. Each tendering holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding of 28% and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each holder tendering Old Notes must provide such holder’s correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which tax payer identification number to report.

The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8.             Transfer Taxes. The Issuers will pay all transfer taxes, if any, required to be paid by the Issuers in connection with the exchange of the Old Notes for the Exchange Notes. If, however, Exchange Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes to the Issuers or to their order in connection with the Exchange Offers, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9.             Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated above for further instructions.  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been completed.

10.           No Notice of Irregularities. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Old Notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by the Issuers, in their sole discretion, which determination shall be final and binding on all parties.  The Issuers reserve the absolute right, in their sole discretion, to reject any or all tenders of any Old Notes determined by them not to be in proper form or the acceptance of which may, in the opinion of the Issuers, be unlawful. The Issuers also reserve the absolute right, in their sole discretion, to waive or amend any of the conditions of the Exchange Offers or to waive any defect or irregularity in the tender of any particular Old Notes, whether or not similar defects or irregularities are waived in the case of other tenders. The Issuers’ interpretations of the terms and conditions of the Exchange Offers (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Issuers shall determine. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Old Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the Expiration Date.

11.           Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with certificates for Old Notes and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

PAYER’S NAME: The Bank of New York Mellon Trust Company, N.A.
SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY OR BY SIGNING AND DATING BELOW
Department of the Treasury Internal Revenue Service		Social Security Number(s) or Employer Identification Number(s)
	PART 2—CERTIFICATION—Under Penalties of Perjury, I certify that	Part 3—

	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and	Awaiting TIN ☐

Payer’s Request For Taxpayer Identification Number (“TIN”)	(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE	DATE

NAME (please print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE	DATE

NAME (please print)

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% AND A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER.

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:			GIVE THE SOCIAL SECURITY NUMBER OF
1.		Individual	The individual

2.		Two or more individuals (joint account)	The actual owner of the combined account or, if individual funds, the first on the account(1)

3.		Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a.	The usual revocable savings trust account trustee(1)	The grantor (grantor is also trustee)

	b.	So-called trust account that is not a legal owner(1)	The actual or valid trust under state law

5.		Sole proprietorship	The owner(3)

FOR THIS TYPE OF ACCOUNT:		GIVE THE EMPLOYER IDENTIFICATION NUMBER OF
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate or pension trust	The legal entity(4)

8.	Corporate	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10.	Partnership	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining A Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from withholding include:

•            An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•            The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•            An international organization or any agency or instrumentality thereof.

•            A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•            A corporation.

•            A financial institution.

•            A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•            A real estate investment trust.

•            A common trust fund operated by a bank under Section 584(a).

•            An entity registered at all times during the tax year under the Investment Company Act of 1940.

•            A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•            A futures commission merchant registered with the Commodity Futures Trading Commission.

•            A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•            Payments to nonresident aliens subject to withholding under Section 1441.

•            Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•            Payments of patronage dividends not paid in money.

•            Payments made by certain foreign organizations.

•            Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•            Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•            Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•            Payments described in Section 6049(b)(5) to nonresident aliens.

•            Payments on tax-free covenant bonds under Section 1451.

•            Payments made by certain foreign organizations.

•            Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)     FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)     CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)     CRIMINAL PENALTY FOR FALSIFYING INFORMATION. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.